Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

Contact: Timothy A. Johnson
Vice President, Strategic
Planning and Investor Relations
614-278-6622

BIG LOTS DELAYS FORM 10-K FILING

Columbus, Ohio, April 15, 2005 – Big Lots, Inc. (NYSE: BLI) announced today that the filing of its Form 10-K for the fiscal year ended January 29, 2005, has been delayed.  The Company expects to file the Form 10-K on or before April 22, 2005.  The Company was unable to file because it was still in the process of completing its financial statements and its assessment of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules of the Public Company Accounting Oversight Board.

Big Lots, Inc. is the nation’s largest broadline closeout retailer.  The Company operates a total of 1,513 stores in 46 states operating as BIG LOTS and BIG LOTS FURNITURE.  Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, WISCONSIN TOY and with online sales at www.biglotswholesale.com. The Company’s website is located at www.biglots.com.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622      Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements for Purposes of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statements. The Company wishes to take advantage of the “safe harbor” provisions of the Act.

This release, as well as other verbal or written statements or reports made by or on the behalf of the Company, may contain or may incorporate material by reference which includes forward-looking statements within the meaning of the Act. By their nature, all forward-looking statements involve risks and uncertainties. Statements, other than those based on historical facts, which address activities, events, or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company’s business and operations, future earnings, store openings and new market entries, anticipated inventory turn, and other similar matters, as well as statements expressing optimism or pessimism about future operating results or events, are forward-looking statements, which are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” and similar expressions generally identify forward-looking statements. The forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although the Company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge of its business, actual events and results may materially differ from anticipated results described in such statements.

The Company’s ability to achieve the results contemplated by forward-looking statements is subject to a number of factors, any one, or a combination of, which could materially affect the Company’s business, financial condition, results of operations, or liquidity. These factors may include, but are not limited to:

•	the Company’s ability to source and purchase merchandise on favorable terms;
•	interruptions and delays in merchandise supply from the Company’s and its vendors’ foreign and domestic sources;
•

risks associated with purchasing, directly or indirectly, merchandise from foreign sources, including increased import duties and taxes, imposition of more restrictive quotas, loss of “most favored nation” trading status, currency fluctuations, work stoppages, transportation delays, foreign government regulations, political unrest, natural disasters, war, terrorism, and trade restrictions, including retaliation by the United States against foreign practices;

•	the ability to attract new customers and retain existing customers;
•	the Company’s ability to establish effective advertising, marketing, and promotional programs;
•	economic and weather conditions which affect buying patterns of the Company’s customers;
•	changes in consumer spending and consumer debt levels;
•	the Company’s ability to anticipate buying patterns and implement appropriate inventory strategies;
•	continued availability of capital and financing on favorable terms;
•	competitive pressures and pricing pressures, including competition from other retailers;
•	the Company’s ability to comply with the terms of its credit facilities (or obtain waivers for noncompliance);
•	significant interest rate fluctuations and changes in the Company’s credit rating;

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

•	the creditworthiness of the purchaser of the Company’s former KB Toys business;
•

the Company’s indemnification and guarantee obligations with respect to approximately 390 KB Toys store leases and other real property leases, some or all of which may be rejected or materially modified in connection with the pending KB Toys bankruptcy proceedings, as well as other potential costs arising out of the KB Toys bankruptcy;

•	litigation risks and changes in laws and regulations, including changes in accounting standards, the interpretation and application of accounting standards, and tax laws;
•	transportation and distribution delays or interruptions that adversely impact the Company’s ability to receive and/or distribute inventory;
•	the impact on transportation costs from the driver hours of service regulations adopted by the Federal Motor Carriers Safety Administration that became effective in January 2004;
•	the effect of fuel price fluctuations on the Company’s transportation costs and customer purchases;
•	interruptions in suppliers’ businesses;
•	the Company’s ability to achieve cost efficiencies and other benefits from various operational initiatives and technological enhancements;
•	the costs, interruptions, and problems associated with the implementation of, or failure to implement, new or upgraded systems and technology;
•	the effect of international freight rates and domestic transportation costs on the Company’s profitability;
•	delays and costs associated with building, opening, and modifying the Company’s distribution centers;
•	the Company’s ability to secure suitable new store locations under favorable lease terms;
•	the Company’s ability to successfully enter new markets;
•	delays associated with constructing, opening, and operating new stores;
•	the Company’s ability to attract and retain suitable employees; and
•	other risks described from time to time in the Company’s filings with the SEC, in its press releases, and in other communications.

The foregoing list is not exhaustive. There can be no assurances that the Company has correctly and completely identified, assessed, and accounted for all factors that do or may affect its business, financial condition, results of operations, and liquidity. Additional risks not presently known to the Company or that it believes to be immaterial also may adversely impact the Company. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition, results of operations, and liquidity. Consequently, all of the forward-looking statements are qualified by these cautionary statements, and there can be no assurance that the results or developments anticipated by the Company will be realized or that they will have the expected effects on the Company or its business or operations.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are advised, however, to consult any further disclosures the Company may make on related subjects in its public announcements and SEC filings.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com